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                                                                    Exhibit 23.1







                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the registration statement on Form S-8 of Mariner Health Group, Inc. of our reports dated February 7, 1997, on our audits of the financial statements and financial statement schedule of Mariner Health Group, Inc. and Subsidiaries.




                                                /s/ Coopers & Lybrand L.L.P.
                                                ----------------------------




Boston, Massachusetts
January 23, 1998